Exhibit 10.5

SOLERA HOLDINGS, INC.

2007 LONG-TERM EQUITY INCENTIVE PLAN

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18.	Transfer of Employee	17

19.	Adjustments	17

20.	Merger, Consolidation or Other Reorganization; Change in Control	17

21.	Amendment and Termination of the Plan	18

22.	Amendment or Substitution of Awards under the Plan	19

23.	Other Tax Matters	19

24.	Commencement Date; Termination Date	19

25.	Indemnification	20

26.	No Corporate Action Restriction	21

27.	Severability	21

28.	Governing Law	21

29.	Purchase Agreement Restrictions	22

30.	Effect on Employment	22

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SOLERA HOLDINGS, INC.
2007 LONG-TERM EQUITY INCENTIVE PLAN

1.             Purpose.

This plan shall be known as the Solera Holdings, Inc. 2007 Long-Term Equity Incentive Plan (the “Plan”).  The purpose of the Plan shall be to promote the long-term growth and profitability of Solera Holdings, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility.  Grants of incentive or non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), performance awards, or any combination of the foregoing may be made under the Plan (each of the foregoing made under the Plan, a “grant” or “award”).

2.             Definitions.

(a)                                  “Affiliate” shall mean, with respect to any person, entity or group, any other person, entity or group, which, directly or indirectly, controls, is controlled by, or is under common control with such person, entity or group.

(b)                                 “Board of Directors” and “Board” mean the board of directors of the Company.

(c)                                  “Cause” has the meaning set forth in the applicable Award Agreement, or if such agreement does not define “Cause,” then “Cause” has the meaning set forth in the employment agreement or senior management agreement between the participant and the Company or its Subsidiaries and, in the absence of such an employment agreement or senior management agreement, means a determination by the Board that one or more of the following events has occurred:

(i)                                     the commission of a felony or a crime involving moral turpitude by a participant or the commission of any other act or omission by a participant involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers,

(ii)                                  a participant’s failure or inability (other than by reason of Disability) to carry out effectively his or her duties and obligations to the Company and its Subsidiaries or to participate effectively and actively in the management of the Company and its Subsidiaries, as determined by the Company or a Subsidiary thereof, as the case may be,

(iii)                               gross negligence or willful misconduct by a participant with respect to the Company or any of its Subsidiaries,

(iv)                              conduct by a participant tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, and

(v)                                 any material breach by a participant of any Award Agreement or such participant’s senior management agreement or employment agreement, if any, with the Company or its Subsidiaries.

(d)                                 “Change in Control” means the occurrence of one of the following events (other than in connection with a sale to an Exempt Person):

(i)                                     if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities excluding any acquisition pursuant to any Combination that would not otherwise constitute a Change in Control; or

(ii)                                  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)                               consummation of a merger or consolidation of the Company or any Subsidiary of the Company (a “Combination”) with any other corporation, other than a merger or consolidation (A) with an Exempt Person, (B) which would result in all or a portion of the voting securities of the Company (or, if the Company is a Subsidiary of another company, the ultimate parent company of the Company) outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company (or, if the Company is a Subsidiary of another company, the ultimate parent company of the Company) or such surviving entity outstanding immediately after such merger or consolidation or (C) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

(iv)                              consummation of a plan of complete liquidation of the Company or a sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

(e)                                  “Code”  means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f)                                    “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, and (iii) independent, as defined by the rules of the New York Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the New York Stock Exchange.

(g)                                 “Common Stock” means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(h)                                 “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

(i)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended.  Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j)                                     “Exempt Person” means (i) GTCR Golder Rauner, L.L.C., GTCR Golder Rauner II, L.L.C. and their respective Affiliates, (ii) any person, entity or group under the control of any party included in clause (i), (iii) any employee benefit plan of the Company or any of its Subsidiaries or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or (iv) any underwriter holding securities as part of a public offering.

(k)                                  “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question (the “Determination Date”), the officially-quoted closing selling price in the primary trading session of the stock on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the New York Stock Exchange) (the “Market”) for the applicable trading day or, if such day is not a trading day, the last trading day before the Determination Date; provided that if the Common Stock is not then listed or quoted in any Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used, to the extent permitted by the Plan, to pay the exercise price or to pay any applicable withholding taxes.

(l)                                     “Family Member” has the meaning given to such term in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(m)                               “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(n)                                 “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(o)                                 “Non-Qualified Stock Option” means any stock option other than an Incentive Stock Option.

(p)                                 “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(q)                                 “Purchase Agreement” means the Second Amended and Restated Securities Purchase Agreement, dated as of                     , 2007, by and among the Company, GTCR Fund VIII, L.P., a Delaware limited partnership, GTCR Fund VIII/B, L.P., a Delaware limited partnership, and GTCR Co-Invest II, L.P., a Delaware limited partnership, as otherwise amended, supplemented or modified from time to time in accordance with its terms.

(r)                                    “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

(s)                                  “Solicitation” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated (the “Former Employee”), directly or indirectly through another entity, (i) induces or attempts to induce any employee of the Company or its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interferes with the relationship between the Company and any of its Subsidiaries and any employee thereof (which restriction shall not preclude placing advertisements in trade publications or similar general solicitations for employment, so long as such advertisements or solicitations do not target any employee of the Company or its Subsidiaries), (ii) hire any person who was an employee of the Company or its Subsidiaries, which the Former Employee had material business contact with during the Former Employee’s employment with the Company or its Subsidiaries, within 180 days after such person ceased to be an employee of the Company and any of its Subsidiaries, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or its Subsidiaries to cease doing business with the Company or its Subsidiaries or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any of its Subsidiaries, in each case, if any such inducement, attempted inducement or interference would involve, use or rely upon any of the Company’s or any of its Subsidiaries’ trade secrets or other confidential information.

(t)                                    “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.             Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein.  Subject to the provisions of the Plan, the Committee shall have all power, authorization and discretion necessary or appropriate to administer the Plan and to control its operation including, without limitation, the power, authorization and discretion to (i) select persons to participate in the Plan (each, a “participant”), (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder (including, without limitation, Award Agreements) and any rules, regulations or procedures made in respect thereof, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States, (vii) adopt, amend, or rescind such rules, regulations and procedures, and make such other determinations, in each case, for administering, interpreting and carrying out the Plan as it may deem appropriate, and (viii) correct any technical defect(s) or technical omission(s), or reconcile any technical inconsistency(ies), in the Plan and/or any Award Agreement.

Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties.  The validity,

construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto and the rules and regulations of the principal securities exchange on which the Common Stock is then listed for trading.  The Committee’s determinations under the Plan need not be uniform and may be made selectively among participants, whether or not such participants are similarly situated.

Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any employee of the Company or any of its Subsidiaries or Affiliates, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company or any of its Subsidiaries to assist in the administration of the Plan.  No member of the Board or the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company.  The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4.             Shares Available for the Plan; Limitations on Grants.

Subject to adjustments as provided in Section 19, the maximum aggregate number of shares of Common Stock (“Shares”) available for grant and issuance pursuant to the Plan shall be 4,300,000 (the “Shares Cap”).  Notwithstanding the foregoing but subject to adjustments as provided in Section 19, (i) the maximum aggregate number of Shares for which grants may be made under the Plan prior to the end of the fiscal year in which the Commencement Date occurred shall not exceed     % of the Shares Cap, (ii) the maximum aggregate number of Shares for which grants may be made under the Plan during any fiscal year of the Company (other than the fiscal year of the Company in which the Commencement Date occurred) to all Participants shall not exceed             , (iii) the maximum aggregate number of Shares for which grants may be made under the Plan for Incentive Stock Options shall not exceed             , and (iv) the maximum aggregate number of Shares for which grants may be made under the Plan to any one participant during any fiscal year of the Company shall not exceed     % of the Shares Cap.  Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares.  If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, then such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan.

The Committee may not make any grants or awards under the Plan after the          anniversary of the Commencement Date.  For purposes of applying the limitations on grants and issuances set forth in this Section 4, stock options, SARs or other grants under the Plan shall be deemed to be an outstanding grant of the maximum number of Shares that they are exercisable for, exchangeable for, or otherwise based on.

5.             Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States).  Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the service or employ as a director or officer of or in the performance of services for the Company or a Subsidiary or shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time.  By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-Qualified Stock Options, restricted stock awards, restricted stock units, SARs, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be).  A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.             Incentive and Non-Qualified Stock Options; Expiration and Termination of Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-Qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto).  The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Non-Qualified Stock Options not give rise to plan failure income inclusion under Section 409A(a)(1) of the Code, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent.  If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-Qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-Qualified Stock Options.

(a)           Price.  The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee, except that the exercise price may not be less than

100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b)           Payment.  Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) if and to the extent approved in advance by the Committee, by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing clauses (i) through (iii) and, if authorized by the Committee, clause (iv).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) the tendered shares of Common Stock must be delivered to the Company.  Delivery for this purpose may, at the election of the grantee, be made either by (1) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (2) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company.  No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

(c)           Terms of Options.  The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted.  All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee.  The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments.  The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee.  Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d)           Other Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time by any individual during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e)           Termination.

(i)            Death or Disability.  Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary due to death or Disability, the portion of such participant’s options and SARs that is vested and exercisable shall expire 180 days from the date of his or her death or Disability, but in no event after the expiration date of the options or SARs and all of the participant’s options and SARs that were not exercisable on the date of death or Disability shall be forfeited immediately upon such event; provided, however, that such options and SARs may become fully vested and exercisable in whole or in part in the sole discretion of the Committee.  Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant on or before the date that is three months after the date on which the termination of employment occurred will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii)           Retirement.  Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Solicitation during such 90—day period unless he or she receives written consent to do so from the Board or the Committee; provided further that the Board or Committee may extend such exercise period (and related non-Solicitation period) in its discretion, but in no event may such extended exercise period extend beyond the expiration date of the options nor shall the Board or Committee extend such exercise period if such extension would cause the options or SARs to be treated as a deferral of compensation within the meaning of Section 409A of the Code unless the Board or Committee expressly determines otherwise, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in whole or in part in the discretion of the Committee.  Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant on or before the date that is 3 months after the date on which the Retirement occurs will cease to qualify as Incentive Stock Options and will be treated as Non-Qualified Stock Options under the Plan if required to be so treated under the Code.

(iii)          Discharge for Cause.  If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv)          Other Termination.  Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options  and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Solicitation during such 30-day period unless he or she receives written consent to do so from the Board or the Committee; provided further that the Board or Committee may extend such exercise period (and related non-Solicitation period) in its discretion, but in no event may such extended exercise period extend beyond the expiration date of the options nor shall the Board or Committee extend such exercise period if such extension would cause the options or SARs to be treated as a deferral of compensation within the meaning of Section 409A of the Code unless the Board or Committee expressly determines otherwise, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.  Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant on or before the date that is 3 months after the date on which the termination of employment occurs will cease to qualify as Incentive Stock Options and will be treated as Non-Qualified Stock Options under the Plan if required to be so treated under the Code.

(f)            Forfeiture.  If a participant exercises any of his or her options and/or SARs and, within one year thereafter, either (i) is terminated as an employee or service provider to the Company or a Subsidiary for Cause or (ii) engages in Solicitation without having received written consent to do so from the Board or the Committee, then the participant may, in the discretion of the Committee, be required to pay the Company the gain represented by the difference between the aggregate selling price of the Shares acquired upon the exercise of the options or SARs (or, if the Shares were not then sold, their aggregate Fair Market Value on the date of exercise) and the aggregate exercise price of the options or SARs exercised (the “Option Gain”), without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock.  In addition, the Company may, in its discretion, deduct from any payment of any kind (including salary or bonus) otherwise due to any such participant an amount equal to the Option Gain.

(g)           Written Agreement.  In addition to and not in limitation of Section 12, each Incentive Stock Option and Non-Qualified Stock Option granted hereunder to a grantee shall be embodied in a written agreement (an “Option Agreement”) which shall be signed by the grantee and an authorized executive officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement.

Without limiting the generality of the foregoing provisions of this Section 6 or the generality of the provisions of Sections 3, 4, 5 or 22 or any other section of the Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of the Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

7.             Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under the Plan.  SARs shall be subject to such terms and conditions as the Committee may specify; provided that (1) the exercise price of the SAR may never be less than the Fair Market Value of the Shares subject to the SAR on the date the right is granted, (2) only Shares may be delivered in settlement of the right upon exercise (except to the extent that the Committee determines in its discretion that cash may be delivered in settlement), and (3) the SAR does not include any feature for the deferral of compensation within the meaning of Section 409A of the Code other than the deferral of recognition of income until the exercise of the SAR.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR.  Prior to the exercise of the SAR and delivery of the Shares represented thereby, the grantee shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

Upon the exercise of a SAR, the participant shall be entitled to receive Shares having a Fair Market Value equal to (A) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR multiplied by (B) the number of Shares as to which the SAR is exercised.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR.  All SARs shall be subject to the provisions of Sections 6(e) and 6(f) as provided therein.

8.             Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines.  Each grant of Shares of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares.  The Committee may also require the payment by the participant of a specified purchase price in addition to such par value in connection with any restricted stock award.

Unless otherwise determined by the Committee, Shares of restricted stock granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during any period of restriction thereon.  Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor.  Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (so long as such dividends are paid by March 15 of the year following the year in which the participant’s right to receive the dividend vests) and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.  Unless otherwise provided in the Award Agreement, any such dividends or distributions shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of restricted stock with respect to which they were paid.

Except as otherwise provided by the Committee, at such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9.             Restricted Stock Units.

The Committee may at any time and from time to time grant restricted stock units under the Plan to such participants and in such amounts as it determines.  Each grant of restricted stock units shall specify the applicable restrictions on such units, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 9), and the time or times at which such restrictions shall lapse with respect to all or a specified number of units that are part of the grant.

Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the participant to receive from the Company at the end of the vesting period (the “Vesting Period”) applicable to such unit one Share, unless the participant elects in a timely fashion to defer the receipt of such Shares, as provided below.  Restricted stock units may be granted without payment of cash or consideration to the Company; provided that participants shall be required to pay to the Company the aggregate par value of the Shares received from the Company within ten days of the issuance of such Shares unless such Shares are treasury shares.

Except as otherwise provided by the Committee, during the Vesting Period the participant shall not have any rights as a stockholder of the Company; provided that the participant shall have the right, on terms and conditions set by the Committee, to receive accumulated dividends or distributions (so long as such dividends or distributions are paid by March 15 of the year following the year in which the participant’s right to receive the dividend vests) with respect to the corresponding number of shares of Common Stock underlying each restricted stock unit at the end of the Vesting Period, unless such restricted stock units are converted into deferred stock units, in which case such accumulated dividends or distributions shall be paid by the Company to the participant at such time as the deferred stock units are converted into Shares.

Except as otherwise provided by the Committee, at such time as a participant ceases to be a director, officer or employee of, or otherwise performing services for, the Company or any Subsidiary for any reason, all restricted stock units granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company; provided that a transition without any gap in service from one role as a service provider to the Company or a Subsidiary to another role as a service provider to the Company or a Subsidiary (e.g., a transition from being an employee of the Company to a director of the Company without any cessation of service) shall not be deemed to be a cessation of service for this purpose.

A participant may elect by written notice to the Company, which notice must be made before the later of, but in any event in accordance with Section 409A of the Code, (i) the close of the tax year preceding the year in which the restricted stock units are granted and (ii) 30 days of first becoming eligible to participate in the Plan (or, if earlier, the last day of the tax year in which the participant first becomes eligible to participate in the Plan) and on or prior to the date the restricted stock units are granted, to defer the receipt of all or a portion of the Shares due with respect to the vesting of such restricted stock units; provided that the Committee may impose such additional restrictions with respect to the time at which a participant may elect to defer receipt of Shares subject to the deferral election, and any other terms with respect to a grant of restricted stock units to the extent the Committee deems necessary to enable the participant to defer recognition of income with respect to such units until the Shares underlying such units are issued or distributed to the participant.  Upon such deferral, the restricted stock units so deferred shall be converted into deferred stock units.  Except as provided below, delivery of Shares with respect to deferred stock units shall be made at the end of the deferral period set forth in the participant’s deferral election notice (the “Deferral Period”).  Deferral Periods shall be no less than one year after the vesting date of the applicable restricted stock units.

Except as otherwise provided by the Committee, during such Deferral Period the participant shall not have any rights as a stockholder of the Company; provided that the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each deferred stock unit at the end of the Deferral Period when such deferred stock units are converted into Shares.

Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary such participant shall immediately forfeit any unvested deferred stock units that are outstanding as of such cession.

10.           Performance Awards.

Performance awards may be granted to participants at any time and from time to time as determined by the Committee.  The Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant.  The period over which performance is to be measured (a “performance cycle”) shall commence on the date specified by the Committee and shall end on the last day of a fiscal year specified by the Committee.  A performance award shall be paid no later than the 15th day of the third month following the completion of a performance cycle.  Performance awards may include (i) specific dollar-value target awards, (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing.  During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries on the last day of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the Committee may determine that the participant shall earn a proportionate (or other) portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle, in which case the Committee shall set the manner and date of payment in a manner that is not treated as a deferral of compensation within the meaning of Section 409A of the Code.

11.           Withholding Taxes.

(a)           Participant Election.  Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be.  Such election must be made on or before the date the amount of tax to be withheld is determined.  Once made, the election shall be irrevocable.  The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 11(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b)           Company Requirement.  The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 11(a) or this Section 11(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares.  The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

12.           Written Agreement; Vesting.

Unless the Committee determines otherwise, each participant to whom a grant is made under the Plan shall enter into a written agreement with the Company with respect to such grant that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee (such written agreement, an “Award Agreement”); provided that unless the Committee determines otherwise, no option, restricted stock grant or restricted stock unit grant may vest in any participant more than     % of the Shares subject to such participant’s grant in any one calendar year except in the case of a special acceleration event, if any, as determined by the Committee.  Each Option Agreement shall also constitute an Award Agreement.  Unless the Committee determines otherwise and except as otherwise expressly provided in this Plan, no grant under the Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

13.           Transferability.

Unless the Committee determines otherwise, a grant under the Plan other than an Incentive Stock Option shall be transferable by a participant only by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code; provided, that any such Family Member shall agree to be and shall be bound by the terms of the Plan, and by the terms and provisions of the applicable Award Agreement and any other agreements covering the transferred grants.  An Incentive Stock Option shall not be transferable by a participant except by will or the laws of descent and distribution except as otherwise permitted by the Code.  Unless the Committee determines otherwise, an option or SAR may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option or SAR by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the option or SAR is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder.  All provisions of the Plan, any Award Agreement and any other agreements covering the transferred grants shall in any event continue to apply to any award granted under the Plan and transferred as permitted by this Section 13, and any transferee of any such award shall be bound by all provisions of the Plan, the Award Agreement and such other agreements as and to the same extent as the applicable original grantee.

14.           Prohibition on Tax Gross Ups.  Notwithstanding any other provision of the Plan, the Committee shall not gross up or otherwise reimburse any participant in respect of any taxes or penalties imposed on any grants under the Plan.

15.           Prohibition on Loans to Participants.

The Company shall not loan funds to any grantee for the purpose of paying the exercise or base price associated with any grant under the Plan or for the purpose of paying any taxes associated with the exercise or vesting of any grant under the Plan.

16.           Prohibition on Repricing.

Notwithstanding any provision of the Plan other than Sections 19 and 20, the Committee shall not, without prior stockholder approval, “reprice” any option or SAR granted under the Plan if the effect of such repricing would be to decrease the exercise price per share applicable to such stock option or SAR.  For this purpose, a “repricing” would include a tandem cancellation and regrant of an option or SAR or any other amendment or action that would have substantially the same effect as decreasing the exercise price of outstanding options or SARs.

17.           Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, restricted stock unit or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.  The Committee may require that certificates evidencing Shares delivered pursuant to any grant made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

18.           Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

19.           Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, extraordinary dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares, restricted stock units or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs; provided, however, that the Committee shall not make any adjustment that would (i) require the inclusion of any compensation deferred pursuant to provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code and the regulations issued thereunder from time to time and/or (ii) cause any award made pursuant to the Plan to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.  Any such adjustment shall be final, conclusive and binding for all purposes of the Plan.

20.           Merger, Consolidation or Other Reorganization; Change in Control.

In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, the Committee may provide, in its discretion, (1) that all of the Company’s obligations regarding awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be, in the discretion of the Committee (a) canceled in exchange for cash or other property (including, without limitation, substitute grants or other securities, options or contractual rights) (but, with respect to any vested amount that is subject to Section 409A of the Code, only if such merger, consolidation, other reorganization, or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion” of the Company’s assets, as determined pursuant to regulations issued under Section 409A(a)(2)(A)(v) of the Code) and/or (b) assumed by the surviving or continuing corporation.

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2 of the Plan that also constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion” of the Company’s assets, as determined pursuant to regulations issued under Section 409A(a)(2)(A)(v) of the Code, the Committee may, in its discretion, (i) cancel any or all outstanding options and/or SARs under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options or SARs, as applicable, had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, (ii) if the amount that would have been payable to the option holders or SARs holders pursuant to such transaction if their options or SARs, as applicable, had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options and/or SARs for no consideration or payment of any kind, (iii) cancel any or all outstanding options and/or SARs under the Plan to the extent not exercisable or not exercised prior to the consummation of such transaction or other prescribed period of time for no consideration or payment of any kind, and/or (iv) provide that a participant holding stock options and/or SARs shall thereafter have the right, as determined by the Committee, to acquire and receive upon the exercise thereof, rather than the Shares immediately theretofore issuable upon the exercise of such options or SARs, as applicable, such stock, securities or assets as would have been issued or payable with respect to or in exchange for the Shares immediately theretofore issuable upon the exercise of such options or SARs had such options or SARs been exercised immediately prior to such event.

Payment of any amount payable pursuant to this Section 20 may be made in cash or, in the event that the consideration to be received in connection with such event includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.  Any actions or determinations of the Committee under this Section 20 need not be uniform as to all outstanding grants, nor treat all participants identically.

21.           Amendment and Termination of the Plan.

Subject to the Purchase Agreement, the Board or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including, without limitation, if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

22.           Amendment or Substitution of Awards under the Plan.

The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares; provided that, except as otherwise provided in Section 19, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent.  The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange, or grant (a) would not constitute a distribution of deferred compensation for purposes of Section 409A(a)(3) of the Code or (b) constitutes a distribution of deferred compensation that is permitted under regulations issued pursuant to Section 409A(a)(3) of the Code.

23.           Other Tax Matters.

All grants made under this Plan are intended to avoid the inclusion of amounts with respect to any grants as deferred compensation of any Participant under Code § 409A.  However, neither the Company nor any of its Affiliates makes or shall make any representations or warranties with respect to the application of Code § 409A to the grants, and by the acceptance of any grant, each Participant agrees to accept the potential application of Code § 409A to the grant and any other tax consequences of the issuance, vesting, ownership, exercise, modification, adjustment and disposition of the grant and agrees that the Company and its Affiliates will have no liability to the Participant with respect thereto.

Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment set forth in Section 21 and Section 22 hereof or otherwise, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Committee from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

24.           Commencement Date; Termination Date.

The date of commencement of the Plan shall be the date the Company’s stockholders approved the Plan (the “Commencement Date”).  Unless previously terminated upon the adoption of a resolution of the Board or the Committee terminating the Plan, the Plan shall terminate at the close of business on the ten year anniversary of the Commencement Date.  No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan and no such termination shall affect or diminish the authority of the Committee hereunder with respect to any such grant or other incentives made prior to such termination.  No grant under the Plan may be granted during any period of suspension or after termination of the Plan.

25.           Indemnification.

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

26.           No Corporate Action Restriction.  The existence of the Plan, any Award Agreement and/or the grants granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s or Affiliate’s capital structure or business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary or Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s or Affiliate’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary or Affiliate, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s or Affiliate’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary or Affiliate.  No participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary or Affiliate, or any employees, officers, stockholders or agents of the Company or any Subsidiary or Affiliate, as a result of any such action.

27.           Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

28.           Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Any suit, action or proceeding with respect to this Plan or any award agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be brought in any Court in the State of Delaware, and the Company and each participant shall submit to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment.  The Company and each participant shall irrevocably waive any objections which he, she or it may have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Plan or any award agreement brought in any Court in the State of Delaware, and shall further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.  The Company and each participant shall waive any right he, she or it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Plan or any award agreement or any course of conduct, course of dealing, verbal or written statement or action of any party to any award agreement or relating to this Plan in any way.

29.           Purchase Agreement Restrictions.  Notwithstanding anything to the contrary contained in the Plan, the provisions of the Plan are subject to any applicable restrictions and/or limitations as may be set forth in the Purchase Agreement to the extent the same remains in effect.

30.           Effect on Employment.  Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any participant’s employment or service at any time, for any reason and with or without cause.  No person shall have the right to be selected to receive an award under this Plan or, having been so selected, to be selected to receive a future award.